iShares®

iShares Trust

Supplement dated October 7, 2010

to the Prospectus dated September 24, 2010 (the “Prospectus”)

for the iShares MSCI Brazil Small Cap Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

Effective immediately, the following replaces the Transaction Fees section starting on page 18 of the Prospectus.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for certain transaction costs (including, without limitation, stamp taxes, taxes on currency or other financial transactions, brokerage costs and other costs related to the cash portion of the creation transaction) and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. For the Fund, a special redemption fee of 2.0% of the redemption amount will be charged if Creation Units are redeemed on a day that the local equity markets in Brazil are closed and the NYSE is open (a list of regular holidays affecting the equity markets in Brazil can be found in the SAI). Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 24, 2010, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*,**
$1,250,000	50,000	$3,200	7.0%	2.0%

*	As a percentage of the amount invested.
**	This charge does not include the special redemption fee of 2.0% of the redemption amount that will be charged if Creation Units are redeemed on a day that the local equity market or markets in Brazil are closed and the NYSE is open.

If you have any questions, please call 1-800-iShares (1-800-474-2737)

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
IS-A-EWZS-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated October 7, 2010

to the Statement of Additional Information dated September 24, 3010

(as revised September 27, 2010) (the “SAI”)

for the iShares MSCI Brazil Small Cap Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

Effective immediately, the following paragraphs replace the first and second paragraph under the Creation Transaction Fees section starting on page 40 of the SAI.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for certain transaction costs (including, without limitation, stamp taxes, taxes on currency or other financial transactions, brokerage costs and other costs related to the cash portion of the creation transaction) and market impact expenses. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional variable charges:

Standard Creation Transaction Fee*	Maximum Additional Variable Charge*
$3,200	7.0%

*	As a percentage of the amount invested.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.

IS-SAI-EWZS-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE